Contents of Significant Accounts - Summary of Income Recognized in Profit or Loss from Equity Instruments Designated as Fair Value Through Other Comprehensive Income (Detail) - TWD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Dividend Income [Abstract]
Held at end of period	$ 1,431,931	$ 465,679
Derecognized during the period	0	0
Total	$ 1,431,931	$ 465,679